UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  September 21, 2006
CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On September 21, 2006, CFS Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend. For additional information, reference is made to the Company’s press release, dated September 21, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number   Description

99.1	Press release dated September 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: September 21, 2006	By:	/s/ Brian L. Goins
Brian L. Goins
Senior Vice President - Corporate Counsel

THOMAS F. PRISBY, CHAIRMAN

CFS Bancorp, Inc.
707 Ridge Road — Munster, Indiana 46321-1678

September 21, 2006
FOR IMMEDIATE RELEASE

CONTACT: Thomas F. Prisby, Chairman of the Board and Chief Executive Officer
2l9-836-5500

CFS BANCORP, INC. DECLARES CASH DIVIDEND

MUNSTER, IN - September 21, 2006 - CFS Bancorp, Inc. (NASDAQ: CITZ) announced that its Board of Directors declared a quarterly cash dividend on September 18, 2006 of $0.12 (twelve cents) per share on its common stock. The dividend will be paid on October 27, 2006 to the stockholders of record at the close of business on October 6, 2006.

CFS Bancorp, Inc. has paid a cash dividend each quarter since its initial public offering in July 1998.

CFS Bancorp, Inc. is the parent of Citizens Financial Bank, a $1.3 billion asset federal savings bank. Citizens Financial Bank is an independent bank that provides community banking services and currently operates 21 offices throughout adjoining markets in Chicago’s Southland and Northwest Indiana. The Company maintains a website at www.cfsbancorp.com.

This press release may contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. The words "anticipate," "believe," "estimate," "expect," "indicate," "intend," "should," and similar expressions, or the negative thereof, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events that are subject to certain risks and uncertainties that may cause actual results to vary. The Company does not intend to update these forward-looking statements.

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